SUMMARY PROSPECTUS August 1, 2024
T. ROWE PRICE
Spectrum Conservative Allocation Fund
PRSIX PPIPX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated August 1, 2024, as amended or supplemented, and Statement of Additional Information, dated August 1, 2024, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.44%		0.44%

Other expenses	0.16		0.05

Acquired fund fees and expenses	0.29		0.29

Total annual fund operating expenses	0.89	[b]	0.78 [b]

Fee waiver/expense reimbursement	(0.22)[c]		(0.22)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.67	[b]	0.56 [b]

[a]			Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]			The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses.
[c]

T. Rowe Price Associates, Inc., permanently waives a portion of the fund’s management fee in order to ensure that the fund’s management fee does not duplicate the management fees of each underlying fund.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$68	$214	$373	$835
I Class	57	179	313	701

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares

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are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund pursues its objective(s) by investing in a diversified portfolio typically consisting of approximately 40% of its net assets in stocks; 50% of its net assets in bonds, money market securities, and cash reserves; and 10% of its net assets in alternative investments. The fund may invest up to 40% of its net assets in foreign securities, including international stocks and non-U.S. dollar denominated bonds. Domestic stocks are generally selected from the overall U.S. stock market. International stocks are selected primarily from large companies in developed markets but may also include investments in emerging markets. Bonds, which may be issued by U.S. or foreign issuers and issued with fixed or floating interest rates, are primarily rated investment grade (i.e., assigned one of the four highest credit ratings by credit rating agencies) and are chosen across the entire government, corporate, and mortgage-backed securities markets. Maturities generally reflect the adviser’s outlook for interest rates. The fund’s exposure to alternative investments may be made through hedge funds or other private or registered investment companies, including other T. Rowe Price Funds. The fund also gains exposure to stocks and fixed income securities, as well as specific asset classes, through the use of futures, options, or by investing in other T. Rowe Price mutual funds and/or exchange-traded funds.

The adviser may decide to overweight or underweight a particular asset class based on its outlook for the economy and financial markets. Under normal conditions, the fund’s allocation to the broad asset classes are within the following ranges, each as a percentage of the fund’s net assets: stocks (30-50%); bonds, money markets securities, and cash reserves (40-60%); and alternative investments (0-15%). When deciding upon allocations within these prescribed limits, the adviser may favor stocks when strong economic growth is expected and may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The adviser may adjust the fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on its outlook for the global economy and securities markets, as well as by adjusting the fund’s use of options and allocations to alternative investments.

When selecting particular stocks, the adviser examines relative values and prospects among growth- and value-oriented stocks, U.S. and international stocks, small- to large- cap stocks, and stocks of companies involved in activities related to commodities and other real assets. This process draws heavily upon the adviser’s proprietary stock research expertise. While the fund maintains a diversified portfolio, its portfolio manager may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to bonds. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, high yield or “junk” bonds, mortgage- and asset-backed securities, foreign bonds, and emerging markets bonds), the

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adviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated bonds may offer over investment-grade bonds.

The fund may invest in alternative investments, including hedge funds and other private or registered investment companies that, in the opinion of the adviser, have the potential to produce attractive long-term risk-adjusted returns and exhibit a relatively low correlation of returns to more traditional asset classes. The fund’s alternative investments are expected to be less correlated to movements in the major equity and bond markets. This is expected to enhance the fund’s overall diversification and offer potentially greater downside protection for the fund than more typical equity or fixed income investments.

The fund may use a variety of derivatives, such as futures, options, foreign exchange currency contracts (forwards), and swaps for a number of purposes, such as for exposure or hedging. Specifically, the fund’s use of options typically involves writing (i.e., selling) call options on indexes in an effort to enhance risk-adjusted returns, although the fund may buy or sell options for other purposes. The fund may also use credit default swaps (CDS), credit default swaps index (CDX), equity options, index futures, interest rate future options, interest rate futures, and interest rate swaptions.

CDS are primarily used in an effort to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality. CDX allows an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a reference index) rather than transacting in a single-name credit default swap. Equity options are primarily used to create or hedge equity exposure. Index futures are typically used as an efficient means of gaining exposure to a particular segment of the market, as well as to serve as a cash management tool and to enhance the fund’s returns. Interest rate futures, interest rate future options, and interest rate swaptions are typically used to manage cash flow, manage the fund’s exposure to interest rate changes, or to adjust portfolio duration.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in

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markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Prepayments and extensions: The fund is subject to prepayment risks because the principal on mortgage-backed securities, asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

International investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market

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countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues, such as settlement issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

Hedge funds: An investment in a hedge fund is considered an illiquid investment by the fund, is not subject to the same regulatory requirements as mutual funds and other registered investment companies, and could underperform comparable hedge funds with similar strategies. Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short-selling, commodities investing, and other speculative investment practices that may increase the risk of investment loss. Their underlying holdings are not as transparent to investors or typically as diversified as those of traditional mutual funds and the redemption rights of an investor, such as the fund, are typically limited. All of these factors make investments in hedge funds more difficult to value and monitor when compared with more traditional investments, and increase the fund’s overall liquidity risks.

Alternative investments: The fund’s exposure to alternative investments may prove to be more correlated to the broad markets or the remainder of the fund’s portfolio than anticipated and thus may not realize the intended benefits of such investments.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

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Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Investments in other funds: The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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SPECTRUM CONSERVATIVE ALLOCATION FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	11.70%	Worst Quarter	3/31/20	-11.16%

The fund’s return for the six months ended 6/30/24 was 5.23%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the table may also include one or more indexes that more closely aligns to the fund’s investment strategy (Strategy Benchmark(s)).

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2023

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						07/29/1994
Returns before taxes	11.96%	5.89%	4.93%	—%
Returns after taxes on distributions	10.35	4.29	3.44	—
Returns after taxes on distributions and sale
of fund shares	7.16	4.14	3.41	—
I Class						03/23/2016
Returns before taxes	12.05	5.99	—	5.78

Regulatory Index*
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	5.53	1.10	1.81	1.18	[b]
Strategy Index(es)
Combined Index Portfolio (reflects no deduction for fees, expenses, or taxes)[a]
	12.30	6.17	4.86	5.48	[b]
Morningstar Moderately Conservative Target Risk Index (reflects no deduction for fees, expenses, or taxes)
	10.89	5.55	4.50	5.19	[b]
Lipper Mixed-Asset Target Allocation Conservative Funds Index
	9.67	4.75	3.78	4.32	[b]

* Due to new SEC Rules on shareholder reporting, the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

a Combined Index Portfolio is a blended benchmark composed of 40% stocks (28% Russell 3000 Index and 12% MSCI All Country World Index ex USA Net), 40% bonds (Bloomberg U.S. Aggregate Bond Index), and 20% money market securities (FTSE 3-Month Treasury Bill Index) as of 5/31/24. The indices and percentages may vary over time.

b Return since 3/23/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Investment Management, Inc. (Price Investment Management)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

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Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Cochair of Investment Advisory Committee	2011	1999
Toby M. Thompson*	Cochair of Investment Advisory Committee	2020	1993

* Mr. Thompson originally joined T. Rowe Price in 1993 and returned in 2010.

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F101-045 8/1/24